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                              WM GROUP OF FUNDS

    SUPPLEMENT DATED SEPTEMBER 28, 1998 TO PROSPECTUS DATED MARCH 23, 1998
                         OF THE TAX-EXEMPT BOND FUND
                            A SERIES OF WM TRUST I
           SUITE 300, 601 W. MAIN AVENUE, SPOKANE, WASHINGTON 99201

The Prospectus, dated March 23, 1998, as supplemented to date, of the Tax-Exempt Bond Fund (the "Fund") is hereby amended and supplemented as follows:

    Subject to shareholder approval, WM Advisors, Inc. proposes to engage, effective on or about January 1, 1999, Van Kampen American Capital Management, Inc. ("Van Kampen") as Sub-Advisor to the Fund.

    Van Kampen will receive a fee of 0.10% of the Fund's average daily net assets in exchange for its services. This fee will be borne solely by WM Advisors, Inc. and not by the Fund. The individual responsible for day-to-day management of the portfolio will be David C. Johnson, Senior Vice President of Van Kampen. Mr. Johnson has been employed by Van Kampen since 1989.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 PMC160 (9/98)